UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

______________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported): March 18, 2013

COMMUNITY FINANCIAL SHARES, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-51296 (Commission File Number)	36-4387843 (IRS Employer Identification No.)

357 Roosevelt Road, Glen Ellyn, Illinois 60137
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (630) 545-0900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On March 18, 2013, Community Financial Shares, Inc. issued a press release extending the expiration date of the rights offering described in its prospectus, filed with the Securities and Exchange Commission on February 19, 2013, until 5:00 p.m., Eastern Time, on March 22, 2013.  The press release is filed as Exhibit 99.1 to this report, and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Number                      Description

99.1	Press release dated March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FINANCIAL SHARES, INC.

Date: March 18, 2013	By:	/s/ Scott W. Hamer
Scott W. Hamer
President and Chief Executive Officer